______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported) December 16, 1996


          FINANCIAL ASSET SECURITIES CORP., as depositor under a certain Pooling and Servicing Agreement, dated as of June 17, 1996, providing for the formation of FASCO Auto Trust 1996-1, which issued the FASCO Auto Trust 1996-1 Asset Backed Certificates.


                   FINANCIAL ASSET SECURITIES CORP.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                  333-1548            06-1442101
----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                    06830
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (203) 625-2700
                                                     ----- --------
_____________________________________________________________________

Item 5.   Other Events.
----      ------------

     On the December 16, 1996 Distribution Date, Norwest Bank Minnesota, National Association, as trustee (the "Series 1996-1 Trustee") of FASCO Auto Trust 1996-1 (the "Series 1996-1 Trust"), distributed to holders (the "Series 1996-1 Certificateholders") of the Series 1996-1 Trust's Asset Backed Certificates, Class A and Class B, interest and principal totalling $2,301,563.44, pursuant to a Pooling and Servicing Agreement dated as of June 17, 1996 (the "Pooling and Servicing Agreement") by and among Financial Asset Securities Corp., as depositor, Consumer Portfolio Services, Inc., as originator and servicer, and the Series 1996-1 Trustee. All capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1996-1 Trustee distributed statements, which are annexed hereto as Exhibit 1, to the Series 1996-1 Certificateholders.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         ------------------------         Information and Exhibits.


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. FASCO Auto Trust 1996-1 Asset Backed Certificates, Statement to Certificateholders dated December 16, 1996.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FINANCIAL ASSET SECURITIES CORP.


                           By: /s/Brian Bernard
                               ----------------------------
                                 Brian Bernard
                                 Vice President

Dated:  December 24, 1996

                                Exhibit Index
                               -------------

Exhibit                                                                  Page
-------                                                                ----

1.   FASCO Auto  Trust 1996-1  Asset Backed  Certificates, Statement  to
     Certificateholders dated December 16, 1996.                            6





                                                                    EXHIBIT 1


                        Monthly Certificateholder Statement
                             FASCO Auto Trust 1996-1
                      6.65% Class A Asset-Backed Certificates
                     10.00% Class B Asset-Backed Certificates

Distribution Date                                                    12/16/96
Collection Period                                                       11/96

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among Financial Asset Securities Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution:
   1  Certificates.
      (a)  The aggregate amount of the
           distribution to Class A
           Certificateholders on the
           Distribution Date set forth above        $2,175,547.02

      (b)  The amount of the distribution set
           forth in paragraph A.1. (a) above
           in respect of interest                     $434,264.70

      (c)  The amount of the distribution set
           forth in in paragraph A.1. (a)
           above in respect of principal            $1,741,282.32

      (d)  The amount of the distribution set
           forth in paragraph A.1. (a) above,
           per $1,000 interest                             $25.76

      (e)  The amount of the distribution set
           forth in paragraph A.1. (b) above,
           per $1,000 interest                              $5.14

      (f)  The amount of the distribution set
           forth in paragraph A.1. (c) above,
           per $1,000 interest                             $20.62

      (g)  The aggregate amount of the distribution
           to Class B Certificateholders on the
           Distribution Date set forth above (given
           to the Collateral Agent for deposit into
           the Spread Account)                        $126,016.42

      (h)  The amount of the distribution set
           forth in paragraph A.1. (g) above
           in respect of interest                      $34,369.98

      (i)  The amount of the distribution set
           forth in in paragraph A.1. (g) above
           in respect of principal                     $91,646.44

      (j)  Scheduled Payments due in such
           Collection Period                        $2,524,141.92

      (k)  Scheduled Payments collected in
           such Collection Period                   $2,481,034.91

B. Information Regarding the Performance
     of the Trust.
   1  Pool Balance and Certificate Balances
      (a)  The aggregate Principal Balance of
           the Receivables as of the close of
           business  on the last day of the
           preceding Collection Period             $82,487,952.60

      (b)  The Class A Certificates Balance
           as of the close of business on
           the last day set forth above,
           after giving effect to payments
           allocated to principal in paragraph
           A.1.(c) above                           $76,622.272.65

      (c)  The Class B Certificates Balance
           as of the close of business on
           the last day set forth above,
           after giving effect to payments
           allocated to principal in paragraph
           A.1.(c) above                            $4,032,731.19

      (d)  The Pool factor as of the close of
           business on the last day set forth
           above                                        0.9072480

   2  Servicing Fee and Purchased Receivables.
      (a)  The aggregate amount of the Servicing
           Fee (exclusive of the Standby Fee paid
           to the Standby Servicer) paid to the
           Servicer with respect to the Collection
           Period set forth above                     $154,522.80

      (b)  The aggregate amount of the Standby
           Fee paid to the Standby Servicer with
           respect to the Collection Period set
           forth above.                                 $5,499.20

      (c)  The amount of the payment set forth
           in paragraph B.2. (a) above per $1,000
           interest                                         $1.83

      (d)  The amount of the payment set forth
           in paragraph B.2. (b) above per $1,000
           interest                                         $0.07

      (e)  The amount of any unpaid Servicing Fee           $0.00

      (f)  The change in the amount of any unpaid
           Servicing Fee from the prior Distribution
           Date                                             $0.00

           The number and aggregate Purchase Amount
           of Receivables that became Purchased
           Receivables during the related Collection
           Period
                Number                                          2
                Aggregate Purchase Amount              $32,123.22

   3  Payment Shortfalls.
      (a)  The amount of the Class A Interest
           Carryover shortfall after giving
           effect to the payments set forth in
           paragraph A.1. (b) above                         $0.00

      (b)  The amount of the Class A Principal
           Carryover Shortfall after giving
           effect to the payment set forth in
           paragraph A.1. (c) above                         $0.00

      (c)  The amount of the Class B Interest
           Carryover shortfall after giving
           effect to the payments set forth in
           paragraph A.1. (h) above                         $0.00

      (d)  The amount of the Class B Principal
           Carryover Shortfall after giving
           effect to the payment set forth in
           paragraph A.1. (i) above                         $0.00

   4  Payahead Account.
      (a)  The aggregate Payahead Balance on
           the prior Distribution Date                 $32,089.25

      (b)  Distributions (to) from Collection
           Account for Payaheads
           for Payaheads                              ($13,061.97)

      (c)  Interest earned on Payahead Balances           $112.78

      (d)  Ending Payahead Account Balance             $19,140.06

   5  Spread Account.
      (a)  The Specified Spread Account Balance
           with respect to such Distribution
           Date and the Spread Account Balance
           on the Distribution Date set forth
           above, after giving effect to
           distributions made on such Distribution
           Date
                Specified Spread Account Balance    $8,065,502.38
                Spread Account Balance              $6,922,181.74

      (b)  The change in the spread account on
           the Distribution Date set forth above      $587,789.45

   6  Policy
      (a)  The amount paid to the Certificateholders
           under the Policy for such Distribution Date      $0.00

      (b)  The amount distributable to the
           Certificate Insurer on such Distribution
           Date                                        $22,348.16

   7  Losses and Delinquencies.
      (a)  The aggregate amount of Realized
           Losses on the Distribution Date set
           forth above                                $160,088.05

      (b)  The change in the aggregate amount of
           Realized Losses from the prior
           Distribution Date                                $0.00

      (c)  The number of Receivables and the
           aggregate gross amount scheduled to
           be paid, including unearned finance
           and other charges, for which Obligors
           are delinquent between 31 and 59 days
                Number                                        310
                Aggregate Gross Amount              $4,335,000.00

      (d)  The number of Receivables and the
           aggregate gross amount scheduled
           to be paid, including unearned
           finance and other charges, for
           which Obligors are delinquent 60
           days or more
                Number                                        255
                Aggregate Gross Amount              $3,457,000.00

   8  Performance Triggers
      (a)  Delinquency Ratio                                8.00%

      (b)  Average Delinquency Ratio                        7.46%

      (c)  Cumulative Default Ratio                         3.65%

      (d)  Cumulative Net Loss Ratio                        0.35%

      (e)  Is a Portfolio Performance Test
           violation continuing?                               No

      (f)  Has an Insurance Agreement Event
           of Default occurred?                                No

CPS Auto Grantor Trust 1995-4
Statement to Certificateholders

Is there a Deficiency Claim Amount?                            NO
  Deficiency Claim Amount                                    0.00

Is there a Class B Deficiency?                                 NO
  Class B Deficiency                                         0.00
  Cash Available this month to cover Class B Deficiency      0.00

Inputs
  Gross Collection Proceeds:                         3,096,905.78
  Lock Box NSF Items:                                  (71,210.51)
  Transfers from (to) Payahead Account:                 13,061.97
  Collection Account Interest                           10,937.81
  Payahead Account Interest                                112.78
  Total Collection Proceeds:                         3,049,807.83
  For Distribution Date:                                 12/16/96
  For Determination Date:                                 12/9/96
  For Collection Period:                                    11/96

  Collateral Activity Information
     Principal
     Beginning Principal Balance                    82,487,952.60
           Principal portion of payments
             collected (non-prepayments)                            1,120,135.88
           Prepayments in full allocable
             to principal                                             376,876.00
         Collections allocable to principal          1,497,011.88
         Partial prepayments relating to
           various contracts or polic                        0.00
         Liquidation Proceeds allocable to
           principal                                   143,705.61
         Purchase Amounts allocable to principal        32,123.22
                                                   --------------
       Total Principal                               1,672,840.71

       Realized Losses                                 160,088.05
       Cram Down Losses                                      0.00

      Ending Principal Balance                      80,655,023.84

      Interest
          Collections allocable to interest          1,360,899.03
          Liquidation Proceeds allocable to
           interest                                          0.00
          Purchase Amounts allocable to interest             0.00
          Recoveries from Liquidated Receivables
            from prior periods                           5,017.50
                                                   --------------
            Total Interest                           1,365,916.53

  Certificate Information
      Beginning of Period Class A
        Principal Balance                           78,363,554.98
      Beginning of Period Class B
        Principal Balance                            4,124,397.62

  Miscellaneous Balances
      Beginning of Period Spread Account
        Balance                                      6,334,392.29
      Additional Servicing Fee Amounts
        (late fees,prepayment charges, etc.)            17,042.88
      Aggregate Payahead Balance                        19,027.28
      Aggregate Payahead Balance for preceding
        Distribution Date                               32,089.25
      Interest Earned on Payahead Balances                 112.78
      Scheduled Payments due in Collection
        Period                                       2,524,141.92
      Scheduled Payments collected in
        Collection Period                            2,481,034.91
      Aggregate Amount of Realized Losses
        for preceding Distribution Date                160,088.05

  Miscellaneous Current Expenses
      Trustee's out-of-pocket expenses                       0.00
      Collateral Agent's expenses                            0.00
      Transition Expenses to Standby Servicer                0.00
      Transition Expenses to successor Servicer              0.00
      Other Reimbursement Obligations to
        Certificate Insurer (non-Premium)                    0.00

  Miscellaneous Unpaid Amounts from Prior
    Collection Periods
       Unpaid Standby Fee from prior Collection
         Periods                                             0.00
       Unpaid Servicing Fee from prior Collection
         Periods                                             0.00
       Unpaid Trustee Fee from prior Collection Periods 0.00 Unpaid Trustee's out-of-pocket expenses from
         prior Collection Periods                            0.00
       Unpaid Collateral Agent Fee from prior
         Collection Periods                                  0.00
       Unpaid Collateral Agent Expenses from
         prior Collection Periods                            0.00

  Delinquency Information                                            Aggregate
                                                                        Gross
                                                                       Amount
                                                                         of
                                                 # of Receivables   Receivables
      31 - 59 days delinquent                                 310 4,335,000.00
      60+ days delinquent                                     255 3,457,000.00

  Purchased Receivables                                              Aggregate
                                                                      Purchase
                                                                         Amt
                                                                          of
                                                 # of Receivables   Receivables
                                                                2     32,123.22

  Information for Portfolio Performance
     Tests
       Principal Balance of all Receivables
         delinquent more than 30 days as of
         the close of business on the last
         day of the related Collection Period.       7,792,000.00
       Principal Balance of all Receivables
         that became Purchased Receivables
         as of the close of business on the
         last day of the related Collection
         Period and that were delinquent 30
         days or more.                                  32,123.22
       Principal Balance of all Receivables
         that became Defaulted Receivables
         during the related Collection Period.       1,216,468.65

      Delinquency Ratio for second preceding
         Determination Date                                 7.02%
      Delinquency Ratio for third preceding
         Determination Date                                 7.34%

      Cumulative Defaults for preceding
         Determination Date                          2,026,342.00

      Cumulative Net Losses for preceding
         Determination Date                            156,392.00

      Is a Portfolio Performance Test
         violation continuing? (Y/N)                            N
      Has an Insurance Agreement Event
         of Default occurred? (Y/N)                             N

Calculations

  Total Distribution Amount
      All collections on receivables (incl.
        amts from payahead, excl.
        amounts deposited into payahead)             2,857,910.91
      Liquidation Proceeds                             143,705.61
      Recoveries                                         5,017.50
      Purchase Amounts                                  32,123.22
      Certificate Insurer Optional Deposit
        pursuant to Section 4.11(iii)                        0.00
      Investment earnings from Collection Account       10,937.81
      Investment earnings from Payahead Account            112.78
                                                    -------------
  Total Distribution Amount                          3,049,807.83


  Distributable Amount
      Principal Distributable Amount
          Principal portion of payments
            collected (non-prepayments)              1,120,135.88
          Prepayments in full allocable
            to principal                               378,876.00
          Principal Balance of Liquidated
            Receivables                                303,793.66
          Purchase Amounts allocable to principal       32,123.22
          Cram Down Losses                                   0.00
                                                    -------------
  Principal Distributable Amount                     1,832,928.76

  Class A Principal Distributable Amount
      Principal Distributable Amount                 1,832,928.76
      Times Class A Percentage (95%)                          95%
                                                    -------------
                                                     1,741,282.32
      Certificate Insurer Optional Deposit:                  0.00
                                                    -------------
      Class A Prin Distributable Amount              1,742,282.32

  Class A Interest Distributable Amount
      Beginning of Period Principal Balance
        of the Certificates                         78,363,554.98
      Multiplied by Certificate Pass-Through
        Rate                                                6.65%
      Multiplied by 30/360, or for the first
        Distribution Date, by 17.360                    0.0833333
                                                    -------------
      Class A Interest Distributable Amount            434,264.70

  Class B Principal Distributable Amount
      Principal Distributable Amount                 1,832,928.76
      Times Class B Percentage (5%)                            5%
                                                    -------------
      Class B Principal Distributable Amount            91,646.44

  Class B Interest Distributable Amount
      Beginning of Period Principal Balance
        of the Certificates                          4,124,397.62
      Multiplied by Certificate Pass-Through
         Rate                                              10.00%
      Multiplied by 30/360, or for the first
         Distribution Date, by 17/360                   0.0833333
                                                    -------------
      Class B Coupon Interest Amount                    34,369.98

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from
  previous period                                            0.00
Interest on Class B Principal Carryover Shortfall            0.00
                                                    -------------
                                                             0.00

Class B Interest Carryover Shortfall from
  previous period                                            0.00
Interest on Class B Interest Carryover Shortfall             0.00
                                                    -------------
                                                             0.00

Class A Principal Carryover Shortfall from
  previous period                                            0.00
Interest on Class A Principal Carryover
  Shortfall                                                  0.00
                                                    -------------
                                                             0.00

Class A Interest Carryover Shortfall
  from previous period                                       0.00
Interest on Class A Interest Carryover
  Shortfall                                                  0.00
                                                    -------------
                                                             0.00



Calculations

  Distributions (Pursuant to Section 4.6(c)
  of the Pooling and Servicing Agreement):
                                                         Use
							 ----
     (i)    Standby Fee       				 5,499.20
            Servicing Fee (2.0%)	               137,479.92
            Additional Servicing Fee Amounts
               (late fees,prepayment charges,           17,042.88
            Unpaid Standby Fee from prior
               Collection Periods                            0.00
            Unpaid Servicing Fee from prior
               Collection Periods                            0.00
     (ii)   Transition Expenses to Standby Servicer          0.00
     (iii)  Trustee Fee                                  1,031.10
            Trustee's out-of-pocket expenses                 0.00
            Unpaid Trustee Fee from prior
              Collection Periods                             0.00
            Unpaid Trustee's out-of-pocket expenses
              from prior Collection Periods                  0.00
     (iv)   Collateral Agent Fee                         1,031.10
            Collateral Agent Expenses                        0.00
            Unpaid Collateral Agent Fee from prior
              Collection Periods                             0.00
            Unpaid Collateral Agent Expenses from prior
              Collection Periods                             0.00
     (v)    Class A Interest Distributable Amount      434,264.70
            Class A Interest Carryover Shortfall             0.00
     (vi)   Class B Coupon Interest                     34,369.98
            Class B Carryover Interest                       0.00
     (vii)  Class A Principal Distributable Amount   1,741,282.32
            Class A Principal Carryover Shortfall            0.00
     (viii) Certificate Insurer Premium                 22,348.16
            Certificate Insurer Premium Supplement           0.00
            Other Reimbursement Obligations to
              Certificate Insurer                            0.00
     (ix)   Transition Expenses to successor Servicer        0.00
     (x)    Class B Principal Distributable Amount      91,646.44
            - Unadjusted
            Current Month Class B Principal
              Carryover Shortfall                            0.00
            Class B Principal Carryover Shortfall
              - Previous Month(s)                            0.00
            Adjusted Class B Principal
              Distributable Amount                      91,646.44
     (xi)   Remaining amounts to Collateral Agent
              for deposit in Spread Account            563,812.03

  Certificate Balance
     Class A Beginning of Period Principal Balance   78,363,282.32
            Class A Principal Distributions           1,741,554.98
     Class A End of Period Principal Balance         76,622,272.65

     Class B Beginning of Period Principal Balance    4,124,397.62
            Class B Principal Distributable Amount       91,646.44
     Class B End of Period Principal Balance          4,032,751.19

Carryover Shortfalls After Current Distributions
Class B principal Carrryover Shortfall
the excess if any, of
  the sum of
     Class B Principal Distributable Amount              91,646.44
     Class B Principal Carryover Shortfall                    0.00
  over
     amount actually distributed as principal            91,646.44
 							 ---------
							      0.00
Class B Interest Carrryover Shortfall
the excess if any, of
  the sum of
     Class B Coupon Interest Amount                      34,369.98
     Class B Interest Carryover Shortfall                     0.00
  over
     amount actually distributed as interest 		 34,369.98
							 ---------
							      0.00

Class A principal Carrryover Shortfall
the excess if any, of
  the sum of
     Class A Principal Distributable Amount	      1,741,282.32
     Class A Principal Carryover Shortfall                    0.00
  over
     amount actually distributed as principal         1,741,282.32
						      ------------
                                                              0.00

Class A Interest Carrryover Shortfall
the excess if any, of
  the sum of
     Class A Interest Distributable Amount              434,264.70
     Class A Interest Carryover Shortfall                     0.00
  over
     amount actually distributed as interest            434,264.70
						      ------------
                                                              0.00

Deficiency Claim Amount
  (i)  Total Distribution Amount                      3,049,807.83
  (ii) Amounts payable pursuant to Section
       4.6(c) (i) - (ix)                              2,394,349.36
     If (i) is less than (ii), there is a
      Deficiency Claim Amount                                   NO
     Deficiency Claim Amount                                  0.00

Class B Deficiency
  (i)  Amounts available to make payments
       pursuant to Section 4.6(c) (vi) and (x)          126,016.42
  (ii) Amounts payable pursuant to Section
       4.6(c) (vi) and (x)                              126,016.42
       If (i) is less than (ii), there is a
         Class B Deficiency                                     NO
     Class B Deficiency                                       0.00


Calculations
     Performance Measures
            Calculation of Delinquency Ratio
            (Current Period)
                 Delinquency Amount
                      Receivables more than
                      30 days delinquent              7,792,000.00
                      Purchased receivables more
                      than 30 days delinquent            32,123.22
						      ------------
                      Total                           7,824,123.22

                 Aggregate Gross Principal Balance
                 as of the close of business
                 on the last day of the
                 Collection Period.		     97,757,634.58
            Delinquency Ratio                                8.00%

            Calculation of Average Delinquency Ratio
                 Delinquency Ratio for most
                    recent Determination Date                8.00%
                 Delinquency Ratio for second
                    preceding Determination Date             7.02%
                 Delinquency Ratio for third
                    preceding Determination Date             7.34%
     						     -------------
            Average Delinquency Ratio                        7.46%

            Calculation of Cumulative Default Ratio
                 Default Amount
                      Principal Balance of Previously
                        Defaulted Receivables         2,026,342.00
                      Current Period
                        Defaulted Receivables         1,216,468.65
						     -------------

                      Total			      3,242,810.65

                      Cumulative Defaulted
                        Receivables		      3,242,810.65
                      Original Pool Balance 	     88,900,750.37

            Cumulative Default Ratio                         3.65%

            Calculation of Cumulative Net
              Loss Ratio
                 Calculation of Net Liquidation Losses
                      Principal Balance plus accrued
                      and unpaid interest of
                             Liquidated Receivables     303,793.66

                      Cram Down Losses                        0.00
                      Net Liquidation Proceeds        (148,723.11)
						    --------------
                      Net Liquidation Losses            155,070.55
                      Cumulative Previous Net Losses    156,392.00
						    --------------
                      Cumulative Net Losses             311,462.55
                      Original Pool Balance          88,900,750.37

            Cumulative Net Loss Ratio                        0.35%


  Spread Account
     Spread Account Cap
                 10% of Outstanding
                    Certificate Balance                        8,065,502.38
                 15% of Outstanding
                    Certificate Balance                       12,098,253.58
                 Is a Portfolio Performance Test
                    violation continuing? (Y/N)                           N
                 Has an Insurance Agreement Event
                    of Default occurred? (Y/N)                            N
							      -------------
            Cap Amount                                8,065,502.38

     Spread Account Floor
                 3.5% of the Initial
                   Certificate Balance                          3,111,526.26
                 Outstanding Certificate Balance               80,655,023.84
                 Minimum Floor                                    100,000.00
							      --------------
            Floor Amount                              3,111,526.26

     Required Spread Account Amount                   8,065,502.38
     Beginning of Period Spread Account Balance       6,334,392.29
     Spread Account Deposit (Withdrawal)
       from Current Distributions                       563,812.03
     Transfer (to) from Cross-Collateralized
       Spread Accounts                                        0.00
     Required addition to/(eligible withdrawal from)
       Spread Account                                 1,167,298.06
     Earnings on Spread Account Balance                  23,977.42
     Amount of Spread Account deposit (withdrawal)            0.00
     Ending Spread Account Balance                    6,922,181.74


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of
Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                             CONSUMER PORTFOLIO SERVICES, INC.

                      By:    ---------------------------------------------
                               /s/ Jeffrey P. Fritz


                      Name:                 Jeffrey P. Fritz
			     ----------------------------------------------
                      Title: Senior Vice President - Chief Financial Officer
                             -----------------------------------------------